Events after the reporting period	9 Months Ended
Dec. 31, 2024
Events after the reporting period
Events after the reporting period

16. Events after the reporting period

(a) Option to acquire 100% interest in Brenda Property

On February 11, 2025, the Company announced that it has signed a mineral property option agreement with Canasil Resources Inc. (“Canasil”) pursuant to which Amarc can acquire 100% interest in 22 mineral claims that are located adjacent to its JOY tenure and immediately to the east of its AuRORA copper-gold-silver (“Cu-Au-Ag”) discovery.

The terms of the 5-year option to acquire 100% of the Brenda Property require annual payments of $400,000 with the option to purchase exercise price starting at $8 million if exercised in the first year, and increasing on an annual basis to $12 million in year five. The claims are subject to a 2% net smelter returns royalty of which 1% (or one-half) can be acquired for $5 million before commencement of commercial mining operations and $10 million after commencement of mining. The claims fall largely within the area of common interest under the Amarc - Freeport agreement of 2021 and so will be offered to be made part of the JOY District as defined by that agreement.

(b) Issuance of options

Subsequent to the period ended on December 31, 2024, the Company granted 290,000 incentive stock options at a price of $0.67 per share for a period of five years to its technical staff. All of the options are subject to any required TSX Venture Exchange acceptance.

(c) Exercise of options

Subsequent to the period ended on December 31, 2024, the following options were exercised:

•	266,668 options at $0.125 per share;

•	1,670,000 options at $0.12 per share;

•	96,000 options at $0.105 per share; and

•	1,000,000 options at $0.11 per share.